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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Advanced Fibre Communications, Inc.:

    We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the Prospectus.

                                          KPMG Peat Marwick LLP


San Francisco, California
September 26, 1996